AXA PREMIER VIP TRUST

SUPPLEMENT DATED MAY 30, 2013 TO THE PROSPECTUS DATED MAY 1, 2013, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus dated May 1, 2013, of AXA Premier VIP Trust (“Trust”). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com. You should read this Supplement in connection with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with an update regarding management fees disclosure.

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The second sentence of the footnote to the table in the section of the Prospectus entitled “More Information About The Manager and The Sub-Advisers – Management Fees Paid By the Portfolios in 2012” is hereby deleted and replaced with the following information:

These voluntary arrangements became contractually effective May 1, 2013 pursuant to the Expense Limitation Agreement.